Real Estate Securities Fund

	Class A	Class B	Class C	Class P
Ticker Symbol(s)	PRRAX	PRLEX	PRCEX	PIRPX
Principal Funds, Inc. Summary Prospectus March 1, 2013 amended November 22, 2013
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus for Classes A, B, C, and P shares dated March 1, 2013 as supplemented on March 14, 2013, March 28, 2013, April 2, 2013, May 9, 2013, June 14, 2013, September 20, 2013, November 19, 2013, and November 22, 2013 and the Statement of Additional Information dated March 1, 2013 as supplemented on March 15, 2013, April 2, 2013, April 17, 2013, May 9, 2013, June 14, 2013, September 13, 2013, September 20, 2013, November 4, 2013, November 19, 2013, and November 22, 2013 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to generate a total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 214, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 66 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	5.00%	1.00%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class P
Management Fees	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A
Other Expenses	0.28%	0.84%	0.38%	0.20%
Total Annual Fund Operating Expenses	1.36%	2.67%	2.21%	1.03%
Expense Reimbursement(1)	—	0.47%	0.01%	—
Total Annual Fund Operating Expenses after Expense Reimbursement	1.36%	2.20%	2.20%	1.03%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and expenses identified as "Other Expenses" for Class P by paying, if necessary, expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2014. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A, 2.20% for Class B, and 2.20% for Class C shares, excluding interest expense. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, excluding interest expense. It is expected that the expense limit will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class B shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$681	$957	$1,254	$2,095
Class B	$723	$1,177	$1,566	$2,642
Class C	$323	$690	$1,184	$2,543
Class P	$105	$328	$569	$1,259
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$681	$957	$1,254	$2,095
Class B	$223	$777	$1,366	$2,642
Class C	$223	$690	$1,184	$2,543
Class P	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.6% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. For this Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund invests in equity securities of small, medium, and large market capitalization companies.
REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.
The Fund concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.
Principal Risks
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Performance
The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Class A and B shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, and Class P shares were first sold on September 27, 2010. The returns for Class A, B, C, and P shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, C, and P shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.
Total Returns as of December 31 each year (Class A shares)

Highest return for a quarter during the period of the bar chart above:	Q3 '09	33.08%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-33.89%

Average Annual Total Returns
For the periods ended December 31, 2012	1 Year	5 Years	10 Years
Class A Return Before Taxes	10.15%	5.00%	11.56%
Class A Return After Taxes on Distributions	9.84%	4.43%	10.24%
Class A Return After Taxes on Distribution and Sale of Fund Shares	6.59%	3.91%	9.77%
Class B Return Before Taxes	10.59%	5.02%	11.35%
Class C Return Before Taxes	14.62%	5.42%	11.51%
Class P Return Before Taxes	16.97%	6.33%	12.29%
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	17.77%	5.58%	11.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class B, Class C and Class P shares.

Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Real Estate Investors, LLC

•	Keith Bokota (since 2013), Portfolio Manager

•	Anthony Kenkel (since 2012), Portfolio Manager

•	Kelly D. Rush (since 2000), Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P shares
• There are no restrictions on amounts to be invested in Class P shares of the Fund for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
Effective March 1, 2010, Class B shares of the Fund are no longer available for purchase, except through exchanges and dividend reinvestments.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.